UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
FORM 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2019
  _______________________________
Hi-Crush Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd, Suite 600
Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 11, 2019, Hi-Crush Inc., a Delaware corporation (the "Company"), was notified by the New York Stock Exchange (the "NYSE") that the Company is not in compliance with the NYSE’s continued listing requirements, as the average closing price of the Company’s shares of common stock, par value $0.01 per share (the "Common Stock") had fallen below $1.00 per share over a period of 30 consecutive trading days, which is the minimum average share price for continued listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual ("Section 802.01C"). Under the NYSE’s rules, the Company has six months following receipt of the notification to regain compliance with the minimum share price requirement.

As required by the NYSE, the Company will notify the NYSE of its intent to cure the deficiency and return to compliance with the NYSE’s continued listing requirements. The Company can regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the cure period, its Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Under the NYSE’s rules, the Common Stock will continue to be listed on the NYSE during this six-month cure period, subject to the Company’s compliance with other continued listing requirements. The Common Stock ticker symbol, "HCR," will be assigned a ".BC" indicator by the NYSE to signify that the Company currently is not in compliance with the NYSE’s continued listing requirements. If the Company fails to regain compliance with Section 802.01C during the cure period, the Common Stock will be subject to the NYSE’s suspension and delisting procedures.

The Company intends to actively monitor the bid price of its Common Stock and will consider all available options to regain compliance with the requirements of Section 802.01C, including, if necessary, a reverse stock split of the Common Stock, subject to stockholder approval.

Item 7.01 Regulation FD Disclosure

On December 16, 2019, the Company issued a press release with respect to the receipt of the notice of non-compliance from the NYSE. The full text of the press release is furnished with this Report as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated December 16, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date:	December 16, 2019	By:	/s/ Mark C. Skolos
Mark C. Skolos
General Counsel, Chief Operating Officer and Secretary